UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05078

MFS GOVERNMENT MARKETS INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199 (Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111Huntington Avenue Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: May 31, 2026

ITEM 1. REPORTS TO STOCKHOLDERS.

Item 1(a):

Semiannual Report
May 31, 2026

MFS®  Government Markets
Income Trust
MGF-SEM

MANAGED DISTRIBUTION POLICY DISCLOSURE
The MFS Government Markets Income Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 7.25% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.
With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.
Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Government Markets Income Trust
New York Stock Exchange Symbol: MGF
Welcome Letter from Aberdeen	Enclosed

Contact information	back cover
NOT FDIC INSURED  •  MAY LOSE VALUE  •  NO BANK GUARANTEE

Welcome Letter from Aberdeen##External*Document*Content##7566
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Portfolio Composition
Portfolio structure at value (v)

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Fixed income sectors (i)
U.S. Treasury Securities	74.1%
Mortgage-Backed Securities	33.5%
Investment Grade Corporates	8.5%
Emerging Markets Bonds	3.2%
Commercial Mortgage-Backed Securities	2.1%
Municipal Bonds	1.9%
Residential Mortgage-Backed Securities	1.3%
Asset-Backed Securities	0.8%
Collateralized Loan Obligations	0.6%
Non-U.S. Government Bonds	0.4%
U.S. Government Agencies	0.2%
Composition including fixed income credit quality (a)(i)
AAA	4.3%
AA	0.9%
A	7.1%
BBB	5.7%
CC	1.0%
U.S. Government	49.2%
Federal Agencies	33.5%
Not Rated	24.9%
Cash & Cash Equivalents	(1.7)%
Other (q)	(24.9)%
Portfolio facts
Average Duration (d)	5.8
Average Effective Maturity (m)	6.5 yrs.

Portfolio Composition - continued
(a)
 For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. If none of the 4 rating agencies listed above rate the security, but the security is rated by the Kroll Bond Rating Agency (KBRA), then the KBRA rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives that have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.
(d)
 Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about
5.00% of its value due to the interest rate move. The Average Duration calculation reflects the impact of the equivalent exposure of derivative positions, if any.
(i)
 For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)
 In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening feature (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid.
Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(q)
 For purposes of this presentation, Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.
(v)
 For purposes of this presentation, market value of fixed income and/or equity derivatives, if any, is included in Cash & Cash Equivalents.
Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.
Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.
Percentages are based on net assets as of May 31, 2026.
The portfolio is actively managed and current holdings may be different.

Portfolio Managers' Profiles
Portfolio Manager	Primary Role	Since	Title and Five Year History
Neeraj Arora	Emerging Markets Debt Instruments Portfolio Manager	2021	Investment Officer of MFS; employed in the investment management area of MFS since 2011.
Alexander Mackey	Investment Grade Debt Instruments Portfolio Manager	2021	Co-Chief Investment Officer-Global Fixed Income of MFS; employed in the investment management area of MFS since 2001.
Jake Stone	U.S. Government Securities Portfolio Manager	2023	Investment Officer of MFS; employed in the investment management area of MFS since 2018.
Other Notes
The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value of the underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.
The fund's target annual distribution rate is calculated based on an annual rate of 7.25% of the fund's average monthly net asset value, not a fixed share price, and the fund's distribution amount will fluctuate with changes in the fund's average monthly net assets.
In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

Portfolio of Investments
5/31/26 (unaudited)
The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.
Issuer	Shares/Par	Value ($)
Bonds – 101.0%
U.S. Bonds – 96.4%
Asset-Backed & Securitized – 4.8%
3650R Commercial Mortgage Trust, 2021-PF1, “XA”, 0.988%, 11/15/2054 (i)	$1,142,250	$36,429
ACREC 2021-FL1 Ltd., “AS”, FLR, 5.24% ((SOFR - 1mo. + 0.11448%) + 1.5%), 10/16/2036 (n)	82,250	82,240
Affirm, Inc., 2026-X1, “A”, 4.27%, 4/15/2031 (n)	114,000	114,027
AREIT 2022-CRE6 Trust, “AS”, FLR, 5.288% (SOFR - 30 day + 1.65%), 1/20/2037 (n)	512,000	511,045
ARI Fleet Lease Trust, 2023-B, “A2”, 6.05%, 7/15/2032 (n)	15,060	15,123
BBCMS Mortgage Trust, 2021-C10, “XA”, 1.191%, 7/15/2054 (i)	1,051,017	47,008
BBCMS Mortgage Trust, 2021-C9, “XA”, 1.54%, 2/15/2054 (i)	928,747	52,624
BBCMS Mortgage Trust, 2022-C18, “XA”, 0.48%, 12/15/2055 (i)	1,192,893	37,434
BDS 2024-FL13 Ltd., “A”, FLR, 5.189% (SOFR - 1mo. + 1.5762%), 9/19/2039 (n)	94,759	94,808
Benchmark 2021-B23 Mortgage Trust, “XA”, 1.254%, 2/15/2054 (i)	1,912,695	80,282
Benchmark 2021-B24 Mortgage Trust, “XA”, 1.078%, 3/15/2054 (i)	1,091,012	39,230
Benchmark 2021-B26 Mortgage Trust, “XA”, 0.843%, 6/15/2054 (i)	1,498,967	44,420
Benchmark 2021-B27 Mortgage Trust, “XA”, 1.231%, 7/15/2054 (i)	1,406,857	60,003
Benchmark 2021-B28 Mortgage Trust, “XA”, 1.216%, 8/15/2054 (i)	2,088,880	94,431
Benchmark 2021-B29 Mortgage Trust, “XA”, 0.988%, 9/15/2054 (i)	1,812,233	57,716
Business Jet Securities LLC, 2024-1A, “A”, 6.197%, 5/15/2039 (n)	55,546	56,154
BX Trust, 2026-CLS, “A”, 5.027%, 5/15/2043 (n)	160,000	160,350
BXMT 2021-FL4 Ltd., “AS”, FLR, 5.291% ((SOFR - 1mo. + 0.11448%) + 1.3%), 5/15/2038 (n)	345,000	344,549
Chesapeake Funding II LLC, 2023-2A, “A2”, FLR, 4.743% (SOFR - 30 day + 1.1%), 10/15/2035 (n)	80,648	80,693
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.814%, 12/15/2072 (i)(n)	1,264,040	32,165
Commercial Mortgage Pass-Through Certificates, 2021-BN31, “XA”, 1.279%, 2/15/2054 (i)	1,460,027	67,424
Commercial Mortgage Pass-Through Certificates, 2021-BN32, “XA”, 0.704%, 4/15/2054 (i)	937,452	24,187
Commercial Mortgage Pass-Through Certificates, 2021-BN35, “XA”, 1.022%, 6/15/2064 (i)	945,188	35,978
Exeter Automobile Receivables Trust, 2026-2A, “A2”, 4.31%, 11/15/2028	265,000	265,193
GLS Auto Select Receivables Trust, 2026-2A, “A2”, 4.04%, 11/15/2028 (n)	126,000	125,946
LoanCore 2021-CRE6 Ltd., “AS”, FLR, 5.391% ((SOFR - 1mo. + 0.11448%) + 1.65%), 11/15/2038 (n)	500,000	500,349

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
Asset-Backed & Securitized – continued
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.798%, 12/15/2051 (i)	$1,413,172	$23,706
Morgan Stanley Capital I Trust, 2021-L5, “XA”, 1.178%, 5/15/2054 (i)	641,080	28,297
Morgan Stanley Capital I Trust, 2021-L6, “XA”, 1.141%, 6/15/2054 (i)	1,020,659	35,386
Morgan Stanley Capital I Trust, 2021-L7, “XA”, 1.054%, 10/15/2054 (i)	3,223,648	113,571
Morgan Stanley Residential Mortgage Loan Trust, 2026-INV1, “A9”, FLR, 4.762% (SOFR - 1mo. + 1.15%), 2/25/2061 (n)	100,220	99,039
New Residential Mortgage Loan Trust, 2026-NQM2, “A1”, 4.743%, 12/25/2065 (n)	189,155	187,146
New Residential Mortgage Loan Trust, 2026-NQM3, “A1”, 4.833%, 2/25/2066 (n)	381,633	378,103
OBX Trust, 2024-NQM1, “A2”, 6.253%, 11/25/2063 (n)	51,556	51,697
PFS Financing Corp., 2023-C, “B”, 5.91%, 10/15/2028 (n)	63,000	63,362
PMT Loan Trust, 2026-INV2, “A35”, FLR, 4.762% (SOFR - 1mo. + 1.15%), 1/25/2057 (n)	380,460	381,230
Provident Funding Mortgage Trust, 2024-1, “A3”, 5.5%, 12/25/2054 (n)	106,304	106,243
Santander Drive Auto Receivables Trust, 2026-1, “A2”, 4.04%, 3/15/2029	129,000	128,926
Verus Securitization Trust, 2024-1, “A2”, 5.915%, 1/25/2069 (n)	41,602	41,655
Verus Securitization Trust, 2024-4, “A1”, 6.218%, 6/25/2069 (n)	63,145	63,628
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.927%, 1/15/2052 (i)(n)	802,384	14,686
		$4,776,483
Cable TV – 0.1%
Time Warner Cable, Inc., 4.5%, 9/15/2042	$100,000	$75,627
Consumer Products – 0.2%
Haleon US Capital LLC, 3.625%, 3/24/2032	$250,000	$234,891
Consumer Services – 0.1%
Conservation Fund, 3.474%, 12/15/2029	$159,000	$151,153
Food & Beverages – 0.5%
JBS N.V./JBS USA Foods Group Holdings, Inc./JBS USA Food Co., 3%, 2/02/2029	$488,000	$467,668
Tyson Foods, Inc., 5.15%, 8/15/2044	38,000	35,396
		$503,064

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
Global Systemically Important Banks – 2.1%
Bank of America Corp., 2.687% to 4/22/2031, FLR (SOFR - 1 day + 1.32%) to 4/22/2032	$750,000	$680,857
JPMorgan Chase & Co., 2.58% to 4/22/2031, FLR (SOFR - 1 day + 1.25%) to 4/22/2032	750,000	677,375
Morgan Stanley, 3.622% to 4/01/2030, FLR (SOFR - 1 day + 3.12%) to 4/01/2031	588,000	564,514
State Street Corp., 3.152% to 3/30/2030, FLR (SOFR + 2.65%) to 3/30/2031	138,000	131,396
		$2,054,142
Insurance – 0.5%
Corebridge Financial, Inc., 3.85%, 4/05/2029	$500,000	$488,702
Insurance - Health – 0.2%
Humana, Inc., 3.7%, 3/23/2029	$167,000	$162,976
Insurance - Property & Casualty – 0.1%
Liberty Mutual Group, Inc., 3.951%, 10/15/2050 (n)	$99,000	$73,153
Media – 0.5%
Walt Disney Co., 3.5%, 5/13/2040	$612,000	$502,821
Medical & Health Technology & Services – 0.8%
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	$106,000	$94,210
Montefiore Obligated Group, AGM, 5.246%, 11/01/2048	614,000	543,850
ProMedica Toledo Hospital, “B”, AGM, 5.75%, 11/15/2038	175,000	173,510
		$811,570
Midstream – 0.1%
Targa Resources Corp., 4.95%, 4/15/2052	$109,000	$93,847
Mortgage-Backed – 33.4%
Fannie Mae, 3%, 11/01/2028 - 11/01/2046	$549,109	$504,770
Fannie Mae, 3.5%, 1/25/2030 - 7/01/2046	737,383	693,692
Fannie Mae, 6.5%, 5/01/2031 - 5/01/2036	86,233	89,607
Fannie Mae, 2.5%, 11/01/2031 - 10/01/2046	138,929	128,202
Fannie Mae, 3.5%, 12/25/2031 - 2/25/2036 (i)	33,199	2,153
Fannie Mae, 3%, 2/25/2033 (i)	53,477	3,373
Fannie Mae, 5.5%, 10/01/2033 - 3/01/2038	565,888	575,856
Fannie Mae, 6%, 8/01/2034 - 7/01/2037	146,089	150,287
Fannie Mae, 5%, 6/01/2035 - 3/25/2042	202,405	204,267
Fannie Mae, 4%, 9/01/2040 - 7/01/2047	1,410,961	1,360,671
Fannie Mae, 4.5%, 2/01/2041 - 11/01/2042	247,626	245,351

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
Mortgage-Backed – continued
Fannie Mae, 2.25%, 4/25/2041	$38,251	$36,858
Fannie Mae, 1.75%, 9/25/2041	51,770	50,131
Fannie Mae, 2.75%, 9/25/2042	43,672	42,225
Fannie Mae, 3.976%, 2/25/2043	12,340	12,284
Fannie Mae, 4.027%, 12/25/2045	20,960	20,686
Fannie Mae, 2%, 4/25/2046	44,346	41,104
Fannie Mae, 2.273%, 9/25/2046 (i)	69,358	6,750
Fannie Mae, 4%, 9/25/2050 (i)	103,197	19,760
Fannie Mae, 2.5%, 2/25/2051 (i)	69,862	9,661
Fannie Mae, 6.612%, 7/25/2054	107,156	111,099
Fannie Mae, 4.962%, 11/25/2054	347,857	351,212
Fannie Mae, 5.112%, 12/25/2054	356,695	360,984
Fannie Mae, 4.912%, 1/25/2055	295,847	298,388
Fannie Mae, 6.052%, 3/25/2055	149,989	150,541
Fannie Mae, UMBS, 4.5%, 5/01/2041 - 9/01/2052	668,712	660,511
Fannie Mae, UMBS, 2%, 2/01/2042 - 3/01/2052	1,120,909	922,951
Fannie Mae, UMBS, 2.5%, 3/01/2042 - 5/01/2052	2,816,674	2,403,241
Fannie Mae, UMBS, 1.5%, 3/01/2051	104,359	79,942
Fannie Mae, UMBS, 3%, 5/01/2051 - 6/01/2052	1,066,070	938,061
Fannie Mae, UMBS, 4%, 8/01/2051	79,369	75,428
Fannie Mae, UMBS, 5.5%, 11/01/2052 - 1/01/2055	317,414	319,868
Fannie Mae, UMBS, 6%, 12/01/2052 - 11/01/2054	743,118	760,578
Fannie Mae, UMBS, 5%, 5/01/2053	246,498	244,662
Freddie Mac, 2.57%, 7/25/2026	463,382	461,785
Freddie Mac, 3.12%, 9/25/2026	171,794	171,011
Freddie Mac, 2.525%, 10/25/2026	95,901	95,388
Freddie Mac, 3.413%, 12/25/2026	295,135	293,628
Freddie Mac, 1.373%, 3/25/2027 (i)	391,000	3,495
Freddie Mac, 3.243%, 4/25/2027	390,961	387,813
Freddie Mac, 0.559%, 7/25/2027 (i)	7,902,728	36,892
Freddie Mac, 0.401%, 8/25/2027 (i)	6,042,164	26,046
Freddie Mac, 0.294%, 1/25/2028 (i)	10,859,142	46,759
Freddie Mac, 0.3%, 1/25/2028 (i)	4,551,711	19,861
Freddie Mac, 0.114%, 2/25/2028 (i)	12,572,916	28,148
Freddie Mac, 0.102%, 4/25/2028 (i)	8,397,035	20,153
Freddie Mac, 4.86%, 10/25/2028	52,609	53,106
Freddie Mac, 0.415%, 5/25/2029 (i)	2,155,841	25,200
Freddie Mac, 0.816%, 7/25/2029 (i)	1,648,656	39,446
Freddie Mac, 1.08%, 7/25/2029 (i)	1,208,362	35,662
Freddie Mac, 1.133%, 8/25/2029 (i)	2,467,524	78,942
Freddie Mac, 0.57%, 1/25/2030 (i)	758,759	14,463
Freddie Mac, 1.582%, 1/25/2030 (i)	248,456	12,277

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 1.797%, 4/25/2030 (i)	$600,527	$37,804
Freddie Mac, 1.839%, 4/25/2030 (i)	1,277,474	81,711
Freddie Mac, 1.666%, 5/25/2030 (i)	612,877	37,430
Freddie Mac, 1.798%, 5/25/2030 (i)	1,389,954	89,472
Freddie Mac, 1.107%, 6/25/2030 (i)	874,270	33,279
Freddie Mac, 1.34%, 6/25/2030 (i)	559,633	27,134
Freddie Mac, 1.597%, 8/25/2030 (i)	633,757	37,653
Freddie Mac, 1.168%, 9/25/2030 (i)	314,905	14,153
Freddie Mac, 1.079%, 11/25/2030 (i)	789,331	34,152
Freddie Mac, 0.316%, 1/25/2031 (i)	2,819,031	31,759
Freddie Mac, 0.779%, 1/25/2031 (i)	873,865	29,271
Freddie Mac, 0.935%, 1/25/2031 (i)	663,744	25,306
Freddie Mac, 0.356%, 2/25/2031 (i)	734,976	13,700
Freddie Mac, 0.507%, 3/25/2031 (i)	2,243,058	44,497
Freddie Mac, 0.731%, 3/25/2031 (i)	973,113	31,442
Freddie Mac, 1.213%, 5/25/2031 (i)	399,402	21,054
Freddie Mac, 0.937%, 7/25/2031 (i)	489,989	21,406
Freddie Mac, 1.215%, 7/25/2031 (i)	984,709	54,827
Freddie Mac, 0.536%, 9/25/2031 (i)	2,619,786	66,074
Freddie Mac, 0.854%, 9/25/2031 (i)	2,591,485	102,614
Freddie Mac, 0.349%, 11/25/2031 (i)	3,899,181	66,649
Freddie Mac, 0.496%, 12/25/2031 (i)	3,898,081	91,521
Freddie Mac, 0.567%, 12/25/2031 (i)	644,718	16,906
Freddie Mac, 0.32%, 6/25/2032 (i)	4,502,658	81,770
Freddie Mac, 0.154%, 11/25/2032 (i)	3,670,222	42,803
Freddie Mac, 0.266%, 5/25/2033 (i)	700,000	13,610
Freddie Mac, 3.5%, 8/15/2033 - 10/25/2058	1,552,581	1,464,925
Freddie Mac, 0.129%, 8/25/2033 (i)	2,899,969	32,949
Freddie Mac, 0.177%, 10/25/2033 (i)	2,363,261	35,973
Freddie Mac, 0.905%, 9/25/2034 (i)	516,084	33,791
Freddie Mac, 0.056%, 1/25/2035 (i)	4,660,229	40,073
Freddie Mac, 0.246%, 1/25/2035 (i)	1,866,669	40,323
Freddie Mac, 3.957%, 4/15/2035	2,945	2,927
Freddie Mac, 6%, 5/01/2035 - 10/01/2038	153,697	159,985
Freddie Mac, 5.5%, 8/01/2035 - 6/01/2036	105,046	108,188
Freddie Mac, 5%, 2/15/2036 - 12/01/2044	466,501	471,453
Freddie Mac, 5.5%, 2/15/2036 (i)	16,043	2,415
Freddie Mac, 6.5%, 5/01/2037	17,827	18,649
Freddie Mac, 4%, 8/01/2037 - 4/01/2044	114,550	110,541
Freddie Mac, 3%, 1/01/2038 - 2/25/2059	936,322	854,307
Freddie Mac, 4.5%, 7/01/2039 - 5/01/2042	169,406	168,012
Freddie Mac, 4.5%, 12/15/2040 (i)	1,828	167

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
Mortgage-Backed – continued
Freddie Mac, 2.5%, 3/25/2051 (i)	$105,921	$17,002
Freddie Mac, 5.062%, 10/25/2053	27,357	27,953
Freddie Mac, 5.842%, 12/25/2053	125,211	125,629
Freddie Mac, 5.112%, 12/25/2054	427,728	433,025
Freddie Mac, 3.25%, 11/25/2061	158,013	146,001
Freddie Mac, UMBS, 4.5%, 1/01/2041 - 6/01/2056	359,536	350,818
Freddie Mac, UMBS, 2%, 2/01/2042 - 3/01/2052	989,528	807,809
Freddie Mac, UMBS, 2.5%, 7/01/2051 - 9/01/2052	919,288	775,750
Freddie Mac, UMBS, 3.5%, 8/01/2051 - 5/01/2052	98,576	90,338
Freddie Mac, UMBS, 3%, 4/01/2052 - 6/01/2052	510,330	447,357
Freddie Mac, UMBS, 4%, 5/01/2052	144,042	136,079
Freddie Mac, UMBS, 5%, 7/01/2052	299,530	296,608
Freddie Mac, UMBS, 5.5%, 4/01/2053	54,009	55,096
Ginnie Mae, 3.5%, 8/20/2029 - 1/20/2043 (i)	185,273	24,058
Ginnie Mae, 5.5%, 7/15/2033 - 10/20/2053	565,200	576,392
Ginnie Mae, 5.649%, 8/20/2034	32,754	33,194
Ginnie Mae, 4%, 5/16/2039 - 9/20/2055	293,225	277,462
Ginnie Mae, 4%, 12/20/2039 - 8/16/2042 (i)	45,421	6,143
Ginnie Mae, 1.683%, 5/20/2041 (i)	95,429	7,526
Ginnie Mae, 4.5%, 9/20/2041 - 9/20/2052	716,604	696,455
Ginnie Mae, 3.5%, 4/15/2042 - 7/20/2043	485,121	455,585
Ginnie Mae, 2.5%, 6/20/2042 - 8/20/2052	1,518,951	1,303,166
Ginnie Mae, 3%, 4/20/2045 - 6/20/2052	1,137,846	1,015,832
Ginnie Mae, 2.5%, 2/20/2051 (i)	82,475	11,122
Ginnie Mae, 2%, 1/20/2052 - 4/20/2052	1,107,356	908,719
Ginnie Mae, 5%, 1/20/2053 - 3/20/2053	177,239	176,062
Ginnie Mae, 4.875%, 8/20/2053	375,840	378,771
Ginnie Mae, 5.025%, 9/20/2053	324,447	329,610
Ginnie Mae, 4.925%, 10/20/2053	311,773	315,987
Ginnie Mae, 4.975%, 10/20/2053	329,983	334,855
Ginnie Mae, 4.825%, 12/20/2053 - 3/20/2064	874,100	880,479
Ginnie Mae, 4.675%, 2/20/2054	337,733	340,206
Ginnie Mae, 6.137%, 6/20/2055	153,031	153,757
Ginnie Mae, 6.212%, 6/20/2055	70,473	67,691
Ginnie Mae, 1.725%, 7/20/2055 (i)	131,235	6,280
Ginnie Mae, 6%, 11/20/2055	127,640	130,895
Ginnie Mae, 4.775%, 3/20/2064	46,525	46,952
Ginnie Mae, 4.455%, 7/20/2064	18,472	18,519
Ginnie Mae, 4.391%, 2/20/2067	46,201	46,340
Ginnie Mae, 4.505%, 3/20/2067	103,833	104,194
Ginnie Mae, 5.281%, 7/20/2067	124,901	125,910
Ginnie Mae, 4.125%, 8/20/2067	321,168	321,249

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
Mortgage-Backed – continued
Ginnie Mae, TBA, 5%, 6/22/2056	$125,000	$123,427
UMBS, TBA, 5.5%, 6/11/2056	1,625,000	1,632,172
UMBS, TBA, 6%, 6/11/2056	350,000	357,375
		$33,333,754
Municipals – 1.8%
Chicago, IL, General Obligation, Taxable, “C”, AGM, 6.207%, 1/01/2036	$615,000	$643,702
Illinois Sales Tax Securitization Corp., Second Lien, Taxable, “B”, BAM, 3.411%, 1/01/2043	240,000	189,566
New Jersey Turnpike Authority Rev., Taxable (Build America Bonds), “F”, 7.414%, 1/01/2040	32,000	37,403
Syracuse, NY, Industrial Development Agency PILOT Rev., Taxable (Carousel Center Project), “B”, 5%, 1/01/2036 (z)	1,215,000	939,252
		$1,809,923
Semiconductor & Electronic Components – 0.6%
Broadcom, Inc., 3.187%, 11/15/2036 (n)	$750,000	$627,411
Telecommunications - Wireless – 0.6%
T-Mobile USA, Inc., 4.375%, 4/15/2040	$650,000	$577,017
U.S. Government Agencies and Equivalents – 0.2%
Small Business Administration, 2.21%, 2/01/2033	$35,860	$33,604
Small Business Administration, 2.22%, 3/01/2033	56,568	52,775
Small Business Administration, 3.15%, 7/01/2033	49,366	47,333
Small Business Administration, 3.62%, 9/01/2033	38,823	37,717
		$171,429
U.S. Treasury Obligations – 48.8%
U.S. Treasury Bonds, 2.25%, 2/15/2027	$1,921,000	$1,899,863
U.S. Treasury Bonds, 0.625%, 5/15/2030	800,000	699,250
U.S. Treasury Bonds, 4.75%, 2/15/2037	336,000	344,991
U.S. Treasury Bonds, 4.375%, 2/15/2038	1,109,000	1,097,650
U.S. Treasury Bonds, 4.5%, 8/15/2039 (f)	4,503,100	4,424,296
U.S. Treasury Bonds, 3.25%, 5/15/2042	165,000	135,236
U.S. Treasury Bonds, 3.125%, 2/15/2043	453,700	360,780
U.S. Treasury Bonds, 2.875%, 5/15/2043	1,697,100	1,294,967
U.S. Treasury Bonds, 2.5%, 2/15/2045	4,017,000	2,795,424
U.S. Treasury Bonds, 5%, 5/15/2045	906,000	909,645
U.S. Treasury Bonds, 2.875%, 11/15/2046	3,470,000	2,516,157
U.S. Treasury Bonds, 4.25%, 8/15/2054	217,000	192,206
U.S. Treasury Bonds, 4.625%, 2/15/2055	899,000	847,729

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
U.S. Bonds – continued
U.S. Treasury Obligations – continued
U.S. Treasury Bonds, 4.75%, 8/15/2055	$719,000	$692,290
U.S. Treasury Notes, 0.875%, 6/30/2026	678,600	677,057
U.S. Treasury Notes, 2%, 11/15/2026 (f)	7,277,000	7,218,955
U.S. Treasury Notes, 3.875%, 3/31/2027	1,464,000	1,464,472
U.S. Treasury Notes, 3.875%, 5/31/2027	1,623,000	1,622,505
U.S. Treasury Notes, 3.875%, 7/31/2027	4,028,000	4,025,010
U.S. Treasury Notes, 3.75%, 8/15/2027	1,592,000	1,588,393
U.S. Treasury Notes, 3.625%, 8/31/2027	2,295,000	2,286,035
U.S. Treasury Notes, 3.375%, 12/31/2027	2,360,000	2,337,875
U.S. Treasury Notes, 4%, 2/29/2028	3,068,000	3,068,240
U.S. Treasury Notes, 4.5%, 5/31/2029	529,000	535,468
U.S. Treasury Notes, 3.625%, 9/30/2030	2,800,000	2,745,313
U.S. Treasury Notes, 4.625%, 4/30/2031	534,000	545,181
U.S. Treasury Notes, 4%, 4/30/2032	1,032,000	1,020,551
U.S. Treasury Notes, 4.25%, 5/15/2035	1,395,000	1,379,415
		$48,724,954
Utilities – 1.0%
FirstEnergy Corp., 3.9%, 7/15/2027	$694,000	$689,609
Pacific Gas & Electric Co., 5.45%, 6/15/2027	357,000	360,390
		$1,049,999
Total U.S. Bonds		$96,222,916
Foreign Bonds – 4.6%
Bermuda – 0.4%
Government of Bermuda, 5%, 7/15/2032 (n)	$400,000	$401,056
Chile – 0.8%
Chile Electricity Lux MPC II S.à r.l., 6.01%, 1/20/2033 (n)	$172,000	$177,134
Chile Electricity Lux MPC II S.à r.l., 5.58%, 10/20/2035 (n)	195,501	198,590
ENGIE Energía Chile S.A., 6.375%, 4/17/2034 (n)	200,000	209,139
Republic of Chile, 2.55%, 1/27/2032	200,000	177,700
		$762,563
China – 0.5%
Tencent Holdings Ltd., 2.88%, 4/22/2031 (n)	$501,000	$470,452
India – 0.6%
Export-Import Bank of India, 2.25%, 1/13/2031 (n)	$317,000	$283,953
Indian Railway Finance Corp., 2.8%, 2/10/2031 (n)	376,000	343,576
		$627,529

Portfolio of Investments (unaudited) – continued
Issuer	Shares/Par	Value ($)
Bonds – continued
Foreign Bonds – continued
Indonesia – 0.3%
PT Indofood Sukses Makmur Tbk, 4.805%, 4/27/2052	$416,000	$341,106
Ireland – 0.3%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.3%, 1/30/2032	$355,000	$324,836
Malaysia – 0.4%
Dua Capital Ltd. (Federation of Malaysia), 2.78%, 5/11/2031	$400,000	$366,608
Poland – 0.5%
Bank Gospodarstwa Krajowego (Republic of Poland), 6.25%, 10/31/2028 (n)	$264,000	$276,055
Republic of Poland, 5.5%, 3/18/2054	212,000	196,618
		$472,673
United Kingdom – 0.7%
B.A.T. Capital Corp., 5.35%, 8/15/2032	$500,000	$513,912
Imperial Brands Finance PLC, 6.125%, 7/27/2027 (n)	200,000	203,491
		$717,403
Uruguay – 0.1%
Oriental Republic of Uruguay, 5.75%, 10/28/2034	$96,000	$100,656
Total Foreign Bonds		$4,584,882
Total Bonds (Identified Cost, $106,188,242)		$100,807,798
Mutual Funds (h) – 0.0%
Money Market Funds – 0.0%
MFS Institutional Money Market Portfolio, 3.69% (v) (Identified Cost, $1,317)	1,317	$1,317

Other Assets, Less Liabilities – (1.0)%		(987,935)
Net Assets – 100.0%		$99,821,180

(f)	All or a portion of the security has been segregated as collateral for open futures contracts and cleared swap agreements.
(h)
An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund's investments in affiliated issuers and in unaffiliated issuers were
$1,317 and $100,807,798, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.

Portfolio of Investments (unaudited) – continued
(n)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $6,768,248, representing 6.8% of net assets.

(v)
Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)
Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Syracuse, NY, Industrial Development Agency PILOT Rev., Taxable (Carousel Center Project), “B”, 5%, 1/01/2036	4/23/2019	$1,180,375	$939,252
% of Net assets			0.9%

The following abbreviations are used in this report and are defined:
AGM	Assured Guaranty Municipal
BAM	Build America Mutual
CPI-U	Consumer Price Index - Urban Consumers
FLR
Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.

SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
UMBS	Uniform Mortgage-Backed Security
Derivative Contracts at 5/31/26
Futures Contracts
Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	64	$7,029,000	September - 2026	$38,077
U.S. Treasury Note 2 yr	Long	USD	89	18,384,062	September - 2026	37,234
U.S. Treasury Note 5 yr	Long	USD	165	17,689,805	September - 2026	87,719
						$163,030
Liability Derivatives
Interest Rate Futures
U.S. Treasury Ultra Bond 30 yr	Short	USD	5	$572,031	September - 2026	$(8,144)
U.S. Treasury Ultra Note 10 yr	Short	USD	26	2,914,031	September - 2026	(27,518)
						$(35,662)

Portfolio of Investments (unaudited) – continued

Cleared Swap Agreements
Maturity Date		Notional Amount	Counterparty	Cash Flows to Receive/ Frequency	Cash Flows to Pay/ Frequency	Unrealized Appreciation (Depreciation)	Net Unamortized Upfront Payments (Receipts)	Value
Asset Derivatives
Interest Rate Swaps
11/03/27	USD	4,001,000	centrally cleared	1-day SOFR / Annually	3.389% / Annually	$34,060	$—	$34,060
11/05/27	USD	3,967,000	centrally cleared	1-day SOFR / Annually	3.387% / Annually	33,859	—	33,859
11/26/27	USD	3,982,000	centrally cleared	1-day SOFR / Annually	3.2845% / Annually	41,890	—	41,890
4/30/29	USD	3,850,000	centrally cleared	1-day SOFR / Annually	3.637% / Annually	22,654	—	22,654
						$132,463	$—	$132,463
Liability Derivatives
Inflation Swaps
5/20/56	USD	750,000	centrally cleared	CPI-U / At Maturity	2.463% / At Maturity	$(5,275)	$—	$(5,275)
5/21/46	USD	580,000	centrally cleared	CPI-U / At Maturity	2.5185% / At Maturity	(4,013)	—	(4,013)
						$(9,288)	$—	$(9,288)
At May 31, 2026, the fund had liquid securities collateral with an aggregate value of $667,704 to cover any collateral or margin obligations for certain derivative contracts.
See Notes to Financial Statements

Financial Statements
Statement of Assets and Liabilities
At 5/31/26 (unaudited)
This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.
Assets
Investments in unaffiliated issuers, at value (identified cost, $106,188,242)	$100,807,798
Investments in affiliated issuers, at value (identified cost, $1,317)	1,317
Receivables for
Net daily variation margin on open futures contracts	10,899
Investments sold	567,700
Interest	712,632
Receivable from investment adviser	1,377
Other assets	18,905
Total assets	$102,120,628
Liabilities
Payable to custodian	$23,936
Payables for
Distributions	32,875
Net daily variation margin on open cleared swap agreements	7,426
TBA purchase commitments	2,116,170
Payable to affiliates
Administrative services fee	265
Transfer agent and dividend disbursing costs	3,091
Payable for independent Trustees' compensation	706
Deferred foreign capital gains tax expense payable	21,156
Accrued expenses and other liabilities	93,823
Total liabilities	$2,299,448
Net assets	$99,821,180
Net assets consist of
Paid-in capital	$121,456,852
Total distributable earnings (loss)	(21,635,672)
Net assets	$99,821,180
Shares of beneficial interest outstanding (unlimited number of shares authorized)	32,590,193
Net asset value per share (net assets of $99,821,180 / 32,590,193 shares of beneficial interest outstanding)	$3.06
See Notes to Financial Statements

Financial Statements
Statement of Operations
Six months ended 5/31/26 (unaudited)
This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.
Net investment income (loss)
Income
Interest	$1,888,678
Dividends from affiliated issuers	53,904
Other	65
Total investment income	$1,942,647
Expenses
Management fee	$268,208
Transfer agent and dividend disbursing costs	30,035
Administrative services fee	12,154
Independent Trustees' compensation	4,472
Stock exchange fee	15,835
Custodian fee	14,650
Shareholder communications	28,157
Audit and tax fees	51,138
Legal fees	1,507
Miscellaneous	24,285
Total expenses	$450,441
Reduction of expenses by investment adviser	(42,452)
Net expenses	$407,989
Net investment income (loss)	$1,534,658
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$(64,341)
Affiliated issuers	689
Futures contracts	(863,643)
Swap agreements	9,897
Net realized gain (loss)	$(917,398)
Change in unrealized appreciation or depreciation
Unaffiliated issuers (includes $2,320 decrease in deferred foreign capital gains tax)	$(1,280,174)
Affiliated issuers	(1,056)
Futures contracts	138,798
Swap agreements	124,234
Net unrealized gain (loss)	$(1,018,198)
Net realized and unrealized gain (loss)	$(1,935,596)
Change in net assets from operations	$(400,938)
See Notes to Financial Statements

Financial Statements
Statements of Changes in Net Assets
These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.
	Six months ended	Year ended
	5/31/26 (unaudited)	11/30/25
Change in net assets
From operations
Net investment income (loss)	$1,534,658	$3,396,249
Net realized gain (loss)	(917,398)	252,971
Net unrealized gain (loss)	(1,018,198)	1,664,404
Change in net assets from operations	$(400,938)	$5,313,624
Distributions to shareholders	$(1,612,993)	$(3,568,959)
Tax return of capital distributions to shareholders	$—	$(3,980,561)
Distributions from other sources	$(2,105,222)(a)	$—
Total change in net assets	$(4,119,153)	$(2,235,896)
Net assets
At beginning of period	103,940,333	106,176,229
At end of period	$99,821,180	$103,940,333

(a)
Estimated tax return of capital. All or a portion of this amount may be redesignated as ordinary income and/or capital gains at fiscal year end when the tax character of distributions is determined. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to
Financial Statements for additional information regarding the tax character of the fund’s distributions.

See Notes to Financial Statements

Financial Statements
Financial Highlights
The financial highlights table is intended to help you understand the fund's financial performance for the semiannual period and the past 5 fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Six months ended	Year ended
	5/31/26 (unaudited)	11/30/25	11/30/24	11/30/23	11/30/22	11/30/21
Net asset value, beginning of period	$3.19	$3.26	$3.30	$3.53	$4.35	$4.75
Income (loss) from investment operations
Net investment income (loss) (d)	$0.05	$0.10	$0.11	$0.10	$0.06	$0.08
Net realized and unrealized gain (loss)	(0.07)	0.06	0.09	(0.08)	(0.60)	(0.15)
Total from investment operations	$(0.02)	$0.16	$0.20	$0.02	$(0.54)	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.05)	$(0.11)	$(0.12)	$(0.11)	$(0.06)	$(0.09)
From tax return of capital	—	(0.12)	(0.12)	(0.14)	(0.22)	(0.24)
From other sources	(0.06)	—	—	—	—	—
Total distributions declared to shareholders	$(0.11)	$(0.23)	$(0.24)	$(0.25)	$(0.28)	$(0.33)
Net increase from repurchase of capital shares	$—	$—	$—	$0.00 (w)	$—	$—
Net asset value, end of period (x)	$3.06	$3.19	$3.26	$3.30	$3.53	$4.35
Market value, end of period	$2.86	$3.13	$3.14	$3.08	$3.39	$4.27
Total return at market value (%)	(5.04)(n)	7.37	9.96	(1.85)	(14.23)	(0.84)
Total return at net asset value (%) (j)(r)(s)(x)	(0.31)(n)	5.40	6.55	0.99	(12.33)	(1.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions	0.89 (a)	0.90	0.86	0.82	0.74	0.70
Expenses after expense reductions	0.80 (a)	0.80	0.80	0.80	N/A	N/A
Net investment income (loss)	3.02 (a)	3.27	3.33	2.95	1.59	1.78
Portfolio turnover rate	31 (n)	84	135	90	146	201
Net assets at end of period (000 omitted)	$99,821	$103,940	$106,176	$107,535	$115,215	$141,852
Supplemental Rate:
Portfolio turnover rate (excluding TBA transactions) (e)	8 (n)	32	35	36	N/A	N/A

See Notes to Financial Statements

Financial Highlights – continued
(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(e)
Portfolio turnover rate (excluding TBA transactions) is disclosed beginning with the period ending November 30, 2023. Refer to Note 2 for more information on TBA transactions and mortgage dollar rolls.

(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)
The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

Notes to Financial Statements
(unaudited)
(1) Business and Organization
MFS Government Markets Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.
The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies.
(2) Significant Accounting Policies
General — The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.
Segment Reporting — An operating segment is defined in FASB Accounting Standards Codification Topic 280, Segment Reporting as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the entity’s chief operating decision maker (CODM) in making resource allocation decisions and assessing segment performance, and for which discrete financial information is available. The fund represents a single operating segment and the Chairman’s Committee of the fund's adviser acts as the segment’s CODM. The fund’s total returns, expense ratios, and changes in net assets which are used by the CODM to assess segment performance and to make resource allocation decisions to the segment are consistent with that presented within the fund’s financial statements.
Balance Sheet Offsetting — The fund's accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.
Investment Valuations — Subject to its oversight, the fund's Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments to MFS as the fund's adviser, pursuant to the fund’s valuation policy and procedures which have been adopted by the adviser and approved by the Board. In accordance with Rule 2a-5 under the Investment Company Act of 1940, the

Notes to Financial Statements (unaudited) - continued
Board of Trustees designated the adviser as the “valuation designee” of the fund. If the adviser, as valuation designee, determines that reliable market quotations are not readily available for an investment, the investment is valued at fair value as determined in good faith by the adviser in accordance with the adviser’s fair valuation policy and procedures.
Under the fund's valuation policy and procedures, debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price on their primary exchange as provided by a third-party pricing service. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation on their primary exchange as provided by a third-party pricing service. For put options, the position may be valued at the last daily ask quotation if there are no trades reported during the day. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.
Under the fund’s valuation policy and procedures, market quotations are not considered to be readily available for debt instruments, floating rate loans, and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services or otherwise determined by the adviser in accordance with the adviser’s fair valuation policy and procedures. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, spreads and other market data. Pricing services generally value debt instruments assuming orderly transactions of institutional round lot sizes, but a fund may hold or transact in such securities in smaller, odd lot sizes. In instances where a fund holds an odd lot size position in a debt instrument, such position will typically be valued using the pricing agent’s institutional round lot price for the debt instrument. Odd lots may trade at lower prices than institutional round lots, and the fund may receive different prices when it sells odd lot positions than it would receive for sales of institutional round lot positions. An investment may also be valued at fair value if the adviser determines that the investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded.

Notes to Financial Statements (unaudited) - continued
The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.
Various inputs are used in determining the value of the fund's assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes significant unobservable inputs, which may include the adviser's own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts and swap agreements. The following is a summary of the levels used as of May 31, 2026 in valuing the fund's assets and liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$48,896,383	$—	$48,896,383
Non - U.S. Sovereign Debt	—	2,521,946	—	2,521,946
Municipal Bonds	—	1,809,923	—	1,809,923
U.S. Corporate Bonds	—	7,406,373	—	7,406,373
Residential Mortgage-Backed Securities	—	34,642,495	—	34,642,495
Commercial Mortgage-Backed Securities	—	2,035,729	—	2,035,729
Asset-Backed Securities (including CDOs)	—	1,432,013	—	1,432,013
Foreign Bonds	—	2,062,936	—	2,062,936
Investment Companies	1,317	—	—	1,317
Total	$1,317	$100,807,798	$—	$100,809,115
Other Financial Instruments
Futures Contracts – Assets	$163,030	$—	$—	$163,030
Futures Contracts – Liabilities	(35,662)	—	—	(35,662)
Swap Agreements – Assets	—	132,463	—	132,463
Swap Agreements – Liabilities	—	(9,288)	—	(9,288)
For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements (unaudited) - continued
Derivatives — The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.
The derivative instruments used by the fund during the period were purchased options, futures contracts, and swap agreements. Depending on the type of derivative, a fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund's period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.
The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at May 31, 2026 as reported in the Statement of Assets and Liabilities:
		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Futures Contracts	$163,030	$(35,662)
Interest Rate	Cleared Swap Agreements	132,463	(9,288)
Total		$295,493	$(44,950)
(a)  Values presented in this table for futures contracts and cleared swap agreements correspond to the values reported in the Portfolio of Investments. Only the current day net variation margin for futures contracts and cleared swap agreements is reported separately within the Statement of Assets and Liabilities.
The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the six months ended May 31, 2026 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Unaffiliated Issuers (Purchased Options)
Interest Rate	$(863,643)	$9,897	$(245)
The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the six months ended May 31, 2026 as reported in the Statement of Operations:
Risk	Futures Contracts	Swap Agreements	Unaffiliated Issuers (Purchased Options)
Interest Rate	$138,798	$124,234	$1,187

Notes to Financial Statements (unaudited) - continued
Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
Collateral and margin requirements differ by type of derivative. For exchange-traded and cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the exchange or clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the exchange or clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). Collateral, in the form of cash and securities, is held in segregated accounts with the fund's custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a credit support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to brokers to cover the fund's collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as cash collateral posted for uncleared derivatives and/or cash pledged for exchange-traded or cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.
Purchased Options — The fund purchased call and put options for a premium. Purchased call and put options entitle the holder to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or increase the fund’s exposure to an underlying instrument. Purchasing put options may hedge against an anticipated decline in the value of portfolio securities or currency or decrease the fund's exposure to an underlying instrument.
A purchased swaption represents an option that gives the fund as purchaser the right, but not the obligation, to enter into a pre-defined interest rate swap agreement with the counterparty at a specified rate at a specified date or within a specified period of time. The fund enters into swaptions primarily to preserve a return or spread on a particular investment or portion of the fund’s investments, to adjust the fund’s sensitivity to underlying risk factors or to protect against an increase or decrease in the price of securities.

Notes to Financial Statements (unaudited) - continued
The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument purchased.  Upon the exercise or closing of a purchased put option, the premium paid is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments.
Whether or not the option is exercised, the fund's maximum risk of loss from purchasing an option is the amount of premium paid.  All option contracts involve credit risk if the counterparty to the option contract fails to perform. For uncleared options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.
Futures Contracts — The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.
Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.
The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.
Swap Agreements — The fund entered into swap agreements which generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”).
Both cleared and uncleared swap agreements are marked to market daily.  The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund.  For cleared swaps, payments (variation margin) are made or

Notes to Financial Statements (unaudited) - continued
received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.
For both cleared and uncleared swaps, premiums paid or received at the inception of the agreements are amortized over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. The periodic exchange of net cash payments, as well as any liquidation payment received or made upon early termination, are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.
Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund's maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract's remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties.  Risk is further reduced by having an ISDA Master Agreement (“ISDA”) between the fund and the counterparty and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA. The fund's counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.
The fund entered into interest rate swap agreements in order to manage its exposure to interest rate fluctuations.  Interest rate swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two interest rates applied to a notional principal amount. The two interest rates exchanged may either be a fixed rate and a floating rate or two floating rates based on different indices.
The fund entered into inflation swap agreements in order to manage its exposure to inflation risk.  Inflation swap agreements involve the periodic exchange of cash flows, between the fund and a counterparty, based on the difference between two rates applied to a notional principal amount. The two rates exchanged are generally a fixed rate and a floating rate based on an inflation index.
Mortgage-Backed/Asset-Backed Securities — The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities.  For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral.  Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

Notes to Financial Statements (unaudited) - continued
Indemnifications — Under the fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.
Investment Transactions and Income —  Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.
The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.
Investment transactions are recorded on the trade date.  In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
The fund may purchase or sell mortgage-backed securities on a To Be Announced (“TBA”) basis. A TBA transaction is subject to extended settlement and typically does not designate the actual security to be delivered, but instead includes an approximate principal amount. The price of the TBA security and the date that it will be settled are fixed at the time the transaction is negotiated. The value of the security varies with market fluctuations and no interest accrues to the fund until settlement takes place. TBA purchase and sale commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in TBA purchase and TBA sale commitments in the Statement of Assets and Liabilities, as applicable. Losses may arise as a result of changes in the value of the TBA investment prior to settlement date or due to counterparty non-performance.
The fund may also enter into mortgage dollar rolls, typically TBA dollar rolls, in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. As such, these transactions may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates including and excluding TBA transactions are presented in the Financial Highlights. Dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.
To mitigate the counterparty credit risk on To Be Announced (“TBA”) transactions, mortgage dollar rolls, and other types of forward settling mortgage-backed and asset-backed security transactions, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of

Notes to Financial Statements (unaudited) - continued
the counterparties with whom it undertakes a significant volume of transactions.  The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party.  Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other.  This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund's credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.
For mortgage-backed and asset-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash posted to cover the fund's collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as cash collateral posted. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.
Tax Matters and Distributions — The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for generally a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.
Distributions to shareholders are recorded on the ex-dividend date. The fund employs a managed distribution policy whereby the fund seeks to pay monthly distributions based on an annual rate of 7.25% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital. Distributions in any year may include a substantial return of capital component. For the six months ended May 31, 2026, the amount of distributions estimated to be a tax return of capital was approximately $2,105,222 which is reported as distributions from other sources in the Statements of Changes in Net Assets. All or a portion of this amount may be redesignated as ordinary income and/or capital gains at fiscal year end. Please refer to the Financial Highlights for distributions of tax returns of capital made during the prior five years. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Notes to Financial Statements (unaudited) - continued
Book/tax differences primarily relate to amortization of premium and accretion of discount of debt securities.
The tax character of distributions made during the six months ended May 31, 2026 will be determined at fiscal year end. The tax character of distributions declared to shareholders for the last fiscal year is as follows:
Year ended 11/30/25
Ordinary income (including any short-term capital gains)	$3,568,959
Tax return of capital (b)	3,980,561
Total distributions	$7,549,520

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.
The federal tax cost and the tax basis components of distributable earnings were as follows:
As of 5/31/26
Cost of investments	$106,808,248
Gross appreciation	85,899
Gross depreciation	(6,085,032)
Net unrealized appreciation (depreciation)	$(5,999,133)
As of 11/30/25
Capital loss carryforwards	(12,740,039)
Other temporary differences	(63,049)
Net unrealized appreciation (depreciation)	(4,713,431)
The aggregate cost above includes prior fiscal year end tax adjustments, if applicable.
As of November 30, 2025, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:
Short-Term	$(2,051,070)
Long-Term	(10,688,969)
Total	$(12,740,039)
(3) Transactions with Affiliates
Investment Adviser — The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.32% of the fund’s average daily net assets and 5.33% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. MFS has agreed to reduce its management fee to the lesser of the contractual management fee as set forth above or 0.85% of the fund's average daily net assets. This written agreement will continue until modified by the fund's Board of Trustees, but such agreement will continue at least until November 30, 2026. For the six months ended May 31, 2026, the fund’s

Notes to Financial Statements (unaudited) - continued
average daily net assets and gross income fees did not meet the threshold required to waive the management fee under this agreement. The management fee, from net assets and gross income, incurred for the six months ended May 31, 2026 was equivalent to an annual effective rate of 0.53% of the fund’s average daily net assets.
The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, certain tax reclaim recovery expenses (including contingency fees and closing agreement expenses), and investment-related expenses, such that total fund operating expenses do not exceed 0.80% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2027. For the six months ended May 31, 2026, this reduction amounted to $42,452, which is included in the reduction of total expenses in the Statement of Operations.
Transfer Agent — The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the six months ended May 31, 2026, fees paid to MFSC amounted to $10,231.
Administrator — MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee is computed daily and paid monthly. The administrative services fee incurred for the six months ended May 31, 2026 was equivalent to an annual effective rate of 0.0239% of the fund's average daily net assets.
Trustees’ and Officers’ Compensation — The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. Independent Trustees’ compensation is accrued daily and paid subsequent to each Trustee Board meeting. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund.  Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.
Other — The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.
(4) Portfolio Securities
For the six months ended May 31, 2026, purchases and sales of investments, other than short-term obligations and purchased options with an expiration date of less than one year from the time of purchase, were as follows:
	Purchases	Sales
U.S. Government securities	$34,570,649	$29,847,354
Non-U.S. Government securities	1,877,638	1,681,160

Notes to Financial Statements (unaudited) - continued
(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. During the years ended May 31, 2026 and November 30, 2025, there were no transactions in fund shares.
(6) Line of Credit
The fund and certain other funds managed by MFS participate in a $1.45 billion unsecured committed line of credit of which $1.2 billion is reserved for use by the fund and certain other MFS U.S. funds. The line of credit is provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of 1) Daily Simple SOFR (Secured Overnight Financing Rate), 2) the Federal Funds Effective Rate, or 3) the Overnight Bank Funding Rate, each plus an agreed upon spread. A commitment fee, based on the average daily unused portion of the committed line of credit, is allocated among the participating funds. The line of credit expires on March 11, 2027 unless extended or renewed. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the six months ended May 31, 2026, the fund’s commitment fee and interest expense were $242 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.
(7) Investments in Affiliated Issuers
An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. The following were affiliated issuers for the six months ended May 31, 2026:
Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$6,094,216	$8,320,566	$14,413,098	$689	$(1,056)	$1,317

Affiliated Issuers	Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio	$53,904	$—
(8) Subsequent Event
On April 29, 2026, the Board of Trustees (the “Board”) of the fund approved a proposal to appoint abrdn Inc. (“Aberdeen”) as the fund’s new investment adviser and nominated five new trustees as a new board for the fund, as discussed further below (collectively, the “Aberdeen Proposals”).  Shareholders of the fund approved the Aberdeen Proposals at a special meeting of shareholders held on June 18, 2026. The effective date for the Aberdeen Proposals was July 2, 2026, after the close of the New York Stock Exchange.

Results of Shareholder Meeting (unaudited)
At the special meeting of shareholders of MFS Government Markets Income Trust, which was held on June 18, 2026, the following actions were taken:
Item 1: To approve a new investment management agreement between MFS Government Markets Income Trust and abrdn Inc.
Number of Shares
For	Against/ Withheld/ Abstention
17,041,884	288,017
Items 2.1, 2.2, 2.3. 2.4, 2.5: To elect the following individuals as Trustees, elected by the holders of common shares:
Item Number	Nominee	Number of Shares
		For	Against/ Withheld/ Abstention
2.1	Gordon Baird	17,094,333	2,032,541
2.2	Christian Pittard	15,311,290	2,018,611
2.3	Todd Reit	15,297,360	235,568
2.4	Nancy Yao	15,295,052	2,034,849
2.5	C. William Maher	15,290,519	2,039,382

Board Review of Investment
Advisory Agreement
MFS Government Markets Income Trust
The Board of Trustees of the Fund (the “Board”) has considered and approved an arrangement pursuant to which abrdn Inc. (“Aberdeen”) will serve as the new investment adviser to the Fund (the “Investment Advisory Agreement”). Shareholders subsequently approved the Investment Advisory Agreement on June 18, 2026.
At a meeting on December 10, 2025 (the “December Meeting”), MFS and abrdn Inc. (“Aberdeen”) and, for the purposes specified therein, Aberdeen Group plc, entered into a purchase agreement (the “Purchase Agreement”) pursuant to which Aberdeen would acquire certain assets and liabilities related to MFS’ business of providing investment management services with respect to the assets of the Fund and certain other registered investment companies (the “Business”) if certain closed-end fund reorganizations were approved, and upon satisfaction or waiver of certain other conditions. Under the Purchase Agreement, MFS agreed to transfer to Aberdeen, in exchange for a cash payment at the closing of the Transaction, and subject to certain conditions and exceptions, (i) all right, title and interest of MFS in and to the books and records relating to the Business of the Trusts; (ii); the historical investment performance records of the funds being reorganized; and (iii) the goodwill of the Business (the “Transaction”).
In connection with the Transaction, at the December Board Meeting, the Trustees approved, subject to shareholder approval, the reorganization of the Fund and certain other MFS closed-end funds with and into MFS Multimarket Income Trust (the “Reorganization”). A meeting of the Fund’s shareholders to vote on the Reorganization was called for March 11, 2026 and adjourned to enable further solicitation. However, the required favorable vote of shareholders of the Fund was not reached and MFS adjourned the meeting without a formal vote on the proposed Reorganization. The Reorganization with respect to certain other closed-end funds was approved.
On April 29, 2026 (the “April Board Meeting”, together with the December Board Meeting, the “Board Meetings” and each a “Board Meeting”) the Trustees, including all of the non-interested (“independent”) Trustees, met to consider various factors relating to the Transaction, including whether to recommend to shareholders of the Fund the approval of the Investment Advisory Agreement. In addition, independent Trustees met on several occasions together and separately with senior executives and other representatives of MFS and Aberdeen to discuss various aspects of the Transaction. The Trustees were assisted in their evaluation of the Investment Advisory Agreement by independent legal counsel, from whom they received assistance and advice, including a review of the legal standards applicable to the consideration of advisory arrangements, and with whom they met separately from MFS and Aberdeen management. MFS had recommended that the Board approve the Investment Advisory Agreement in connection with its consideration of the broader Transaction.
In connection with their deliberations regarding the Investment Advisory Agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. As described below, among other factors, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services to be performed by Aberdeen under the

Board Review of Investment Advisory Agreement - continued
Investment Advisory Agreement, and other proposed arrangements between Aberdeen and the Fund, as appropriate. The Board also considered certain other alternatives to the approval of the Investment Advisory Agreement but ultimately concluded approval of the Investment Advisory Agreement) presented an attractive alternative to the Fund’s participation in the Reorganization and serves the best interests of the Fund’s shareholders, under the then current circumstances.
At the request of the independent Trustees, Aberdeen and MFS provided detailed information to the Board relevant to the Board’s consideration of the Investment Advisory Agreement, including information about the broader Transaction and any impacts on shareholders, as well as information about Aberdeen and MFS. MFS and Aberdeen responded to questions and supplemental information requests from the Board in advance of and at each Board Meeting. In connection with their Board Meeting, the Trustees received and relied upon materials that included, among other items: (i) general and financial information regarding Aberdeen and its affiliates; (ii) information about the Transaction; (iii) information regarding Aberdeen personnel and services to be provided to the Fund; (iv) information relating to Aberdeen’s investment advisory services and performance generally including performance of comparable accounts managed by Aberdeen and peer groups; (v) Aberdeen’s brokerage practices and allocation of portfolio transactions (vi) information regarding the Fund’s fees and expenses, including the fees and expenses proposed under the Investment Advisory Agreement; (vii) Aberdeen’s expected profitability with respect to their management of the Fund and other benefits; (viii) Aberdeen’s governance, oversight and compliance policies and procedures as proposed for the Fund; (ix) information relating to Aberdeen’s cybersecurity, artificial intelligence risk and business continuity; (x) information relating to Aberdeen’s affiliates and management of any potential conflicts of interest; (xi) and proposed services arrangements for the Fund. The independent Trustees considered that the terms of the Investment Advisory Agreement were similar to those of the proposed management agreement between MFS Multimarket Income Trust and Aberdeen, and that certain information received in connection with its December Board Meeting remained relevant to the Board’s consideration of the Investment Advisory Agreement. In connection with requests submitted in advance of the April Board Meeting, the independent Trustees requested that Aberdeen and MFS provide updated information in response to requests submitted in advance of the December Board Meeting. In addition to the information received in connection with the December Board Meeting, the Board also considered information it had previously received regarding Aberdeen and the proposed Transaction at meetings held earlier with MFS management and Aberdeen. In addition, prior to the December Board Meeting, independent Trustees met with each trustee nominated by Aberdeen to serve on the Fund’s board if the Investment Advisory Agreement was approved by shareholders. The independent Trustees approved the nominees and recommended that shareholders of the Fund elect the nominees.
The Trustees’ conclusion to approve, and to recommend that shareholders approve, the Investment Advisory Agreement was based on a comprehensive consideration of all information provided to the Board and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently

Board Review of Investment Advisory Agreement - continued
from one another, giving different weights to various factors. In reaching the decision to approve, and to recommend that shareholders approve, the Investment Advisory Agreement, the Board considered a number of factors, including, among others and in no order of priority:
Nature, extent, and quality of services
The Trustees received and considered various information regarding the nature, extent, and quality of the advisory services to be provided by Aberdeen to the Fund under the Investment Advisory Agreement. Aberdeen’s most recent investment adviser registration forms were provided to the Trustees, as were responses to detailed requests submitted by the independent Trustees’ independent legal counsel on their behalf, as described above. The Trustees also had previously met with senior personnel across various departments of Aberdeen. The Trustees considered the information provided with respect to the proposed experienced portfolio management teams and other resources that would be dedicated to the Fund, as well as the investment philosophies and processes that would be followed by those individuals in managing the Fund. Further, the Trustees noted that Aberdeen has advised the Trustees that in transitioning the management of the Fund, Aberdeen would be focused on minimizing any disruption to the Fund and its shareholders and that it expects any repositioning of the Fund’s investment portfolio to be undertaken by Aberdeen in connection with the Transaction would be done in a manner that minimizes transaction costs and mitigates adverse tax consequences. The Trustees noted that Aberdeen has substantial experience in assimilating unaffiliated closed-end funds into its family of funds.
The Trustees considered that Aberdeen and its affiliates managed 15 U.S. closed-end funds and 13 non-U.S. closed-end funds, totaling $28.7 billion in assets as of February 28, 2026. The Trustees additionally considered Aberdeen’s commitment to its asset management business, in particular its larger closed-end fund platform, its knowledge of the closed-end fund marketplace, and dedicated closed-end fund investor services professionals.
The Trustees noted Aberdeen’s and MFS’ representations that, if Aberdeen were approved as the Fund’s investment adviser, there would be no expected diminution in the nature, quality and extent of services provided to the Fund and its respective shareholders, including administrative, regulatory and compliance services. The Trustees further considered the valuation policies of Aberdeen and MFS are substantially similar.
Based on the foregoing and other relevant information reviewed, the Trustees concluded that they were satisfied with assurances from Aberdeen and MFS as to the expected nature, extent and quality of the services to be provided to the Fund under the Investment Advisory Agreement.
Investment performance
The Trustees considered the investment performance of Aberdeen advised closed-end funds, generally as well as the investment performance of other Aberdeen advised products, as the Trustees deemed relevant. The Trustees specifically considered the performance of those Aberdeen advised products with investment objectives and/or strategies that are comparable with the strategy of the Fund. The Trustees considered performance results for various periods ended September 30, 2025 and evaluated performance in comparison to each relevant Aberdeen advised products’ relevant

Board Review of Investment Advisory Agreement - continued
benchmark index, as applicable, as well as against the performance of the Fund. The Trustees were generally satisfied with Aberdeen’s performance as an investment adviser with respect to those products with strategies and/or objectives comparable to those of the Fund.
Fees, Expenses and Economies of Scale
The Trustees considered that the Investment Advisory Agreement will have a different fee structure and different fee rates than the MFS Management Agreement. The Trustees considered that the investment advisory fee rate under the Investment Advisory Agreement will be computed with reference to the Fund’s average daily total Managed Assets[1] and that currently, under the MFS Management Agreement, the investment advisory fee rate is computed with reference to the Fund’s average daily total net assets plus a percentage of the Fund’s gross income (i.e., income other than gains from the sale of securities, short-term gains from options and futures transactions and premium income from options written). The Trustees therefore considered the fees and expenses of the Fund, as compared to the proposed fees and expenses for the Fund on the basis of both net and Managed Assets.
The Trustees considered that the Fund’s estimated total annual expenses, after application of Aberdeen’s proposed expense limitation, would be lower on a Managed Asset basis and on a net asset basis as compared to the current total annual fund operating expenses of the Fund. The Trustees also took into account that the expense limitation arrangement could not be amended or terminated during the two-year period without the approval of a majority of the Fund’s independent Trustees. The Trustees also considered that it is expected that the Fund’s total annual expenses will be higher on a Managed Assets and net assets basis excluding the Aberdeen Expense Limitation as compared to the Fund’s total annual expenses for a period of at least two years from the date on which Aberdeen begins managing the Fund.
Additionally, the Trustees considered the estimated fees and expenses of the Fund under the Investment Advisory Agreement in the context of Broadridge Financial Solutions, Inc. expense peer groups last reviewed by the Trustees in connection with the Fund’s most recent contract renewal. The Trustees also evaluated the fees and expenses of other comparable funds that MFS and Aberdeen had deemed relevant in the context of the broader Transaction and as provided in response to the Trustees’ information request in advance of the December Board Meeting and again in advance of the April Board Meeting.
The Trustees also noted that while the Fund, as a closed-end fund, would not present the opportunity for economies of scale on its own, Aberdeen’s large platform presented opportunities for the Fund to receive the benefits of economies of scale through Aberdeen’s relationships with service providers and other operational efficiencies. The Trustees noted that Aberdeen’s proposed advisory fee for the Fund includes multiple breakpoints in the advisory fee rate for the Fund and considered Aberdeen’s representation that Aberdeen regularly assesses the potential of the closed-end funds it manages to raise additional assets through new offerings (for example, at the market offerings and rights offerings) taking into account a fund’s discount or premium and prevailing market conditions. The Trustees also noted Aberdeen’s representation that it would attempt to achieve economies of scale through relationships with brokers, administrative systems and other efficiencies. The Trustees considered the ways in which Aberdeen may be able to achieve economies of scale for

Board Review of Investment Advisory Agreement - continued
the Fund, but noted that there can be no assurances that economies of scale will be achieved by Aberdeen. Under the circumstances, the Board concluded that the proposed advisory fee for the Fund is not excessive and that the advisory fee structure is appropriate.
Profitability
The Trustees also considered information prepared by Aberdeen relating to Aberdeen’s estimated costs and profits with respect to the Fund as well as Aberdeen’s methodologies used to determine and allocate its internal costs to the Fund (for purposes of such estimates). The Trustees further noted the pro forma nature of the profitability information presented and that it was not possible to predict with certainty what Aberdeen’s profitability with respect to the Fund would be or how Aberdeen’s overall profitability actually would be affected by becoming the investment adviser to the Fund. They concluded, however, that they had been satisfied, based on their review of the projected profitability of Aberdeen, that the profitability from its relationship with the Fund would not be excessive.
Other Benefits to Aberdeen
The Trustees considered so-called “fall-out benefits” to Aberdeen such as reputational value derived from serving as investment manager to the Fund; the benefits from allocation of Fund brokerage to improve trading efficiencies; and the fees that it and/or various affiliates would receive for providing administration and investor relations services and to the Fund, subject to approval by the Fund’s board of trustees. The Trustees considered that Aberdeen does not currently engage in commission sharing arrangements or “soft dollars” and would not do so with respect to their management of the Fund.
The Board concluded that, to the extent Aberdeen or its affiliates derive other benefits from its relationship with the Fund, those benefits are not so significant as to render Aberdeen’s fees excessive.
The Trustees also considered that MFS has a financial interest under the Purchase Agreement in having the Board and shareholders approve the Investment Advisory Agreement.
Conclusion
Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded to approve the Investment Advisory Agreement and recommend to shareholders the approval of the Investment Advisory Agreement.
[1] “Managed Assets” means the total assets of the Combined Fund, including assets attributable to any form of leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding).

Proxy Voting Policies and Information
MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.
Quarterly Portfolio Disclosure
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  The fund’s Form N-PORT reports are available on the SEC’s Web site at  http://www.sec.gov.  A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund's fiscal year at  mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Reports and Other Documents” tab.
Further Information
From time to time, MFS may post important information about the fund or the MFS Funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/closedendfunds by choosing the fund's name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.
Additional information about the fund (e.g., performance, dividends and the fund’s price history) is also available at mfs.com/closedendfunds by choosing the fund's name, if any.
INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS
The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.
Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

CONTACT US
COMPUTERSHARE TRUST COMPANY, N.A.
TRANSFER AGENT, REGISTRAR, AND
DIVIDEND DISBURSING AGENT
CALL
1-800-637-2304
9 a.m. to 5 p.m. Eastern time
WRITE
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
New York Stock Exchange Symbol: MGF

Item 1(b):

A copy of the notice transmitted to the Registrant’s shareholders in reliance on Rule 30e-3 of the Investment Company Act of 1940, as amended that contains disclosure specified by paragraph (c)(3) of Rule 30e-3 is attached hereto as EX-99.30e-3Notice.

ITEM 2. CODE OF ETHICS.

During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable for semi-annual reports.

ITEM 6. INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1(a) of this Form N-CSR.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 10. RENUMERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

This information is disclosed as part of the financial statements included in Item 1 above.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual reports.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)Not applicable to semi-annual report on Form N-CSR.

(b)In connection with a change in the Fund’s investment adviser from MFS Investment Management to abrdn Inc. (the “Adviser”), Bill Bellinzoni, William Hines, Anthony Merola and Jonathan Mondillo replaced Neeraj Arora, Alexander Mackey and Jake Stone as the Fund’s portfolio managers effective as of July 2, 2026.The information required by paragraphs (a)(1), (a)(2), (a)(3), and (a)(4) of this Item for Bill Bellinzoni, William Hines, Anthony Merola and Jonathan Mondillo is as follows:

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

As of the date of filing this report, the members of the portfolio management team having the most significant responsibility for day-to-day management of the Fund are listed below.

Individual &	Past Business Experience	Served on Fund
Position		Since

Bill Bellinzoni	Bill Bellinzoni is Head of US Fixed Income at Aberdeen. Bill joined the	2026
Head of U.S. Fixed Income	company in October 2006 from Deutsche Asset Management, where he
	worked for six years serving as a portfolio analyst for high yield and
	stable value portfolios. Prior to that, Bill worked for JPMorgan as an
	internal consultant focusing on process re-engineering in the financial
	and information technology groups. Bill graduated with a Bachelor of
	Science in Business Administration from the University of Delaware.
	Bill is a CFA charterholder.

William Hines	William Hines is an Investment Director on the North American Fixed	2026
Investment Director	Income team at Aberdeen. Bill began his career in 1998 with Delaware
	Investments before joining Deutsche Asset Management in 2000. Bill
	joined the company via the acquisition of Deutsche Asset Management's
	London and Philadelphia fixed income businesses in 2005, where he
	held the position of Fixed Income Trader and Portfolio Analyst. Bill
	graduated with a BS in Business Administration from Temple
	University and an MBA in Finance from Drexel University.

Anthony Merola	Anthony Merola is a Senior Investment Manager with Investment Grade	2026
Senior Investment Manager	& HY credit research responsibilities. Anthony is also a part of the
	portfolio management team for US Investment Grade funds. His sector
	coverage includes the Food & Beverage, Tobacco, and Technology
	sectors. Anthony joined in 2018 after he graduated with a BBA in
	Finance from Temple University. Anthony is a CFA charterholder.

Jonathan Mondillo	Jonathan Mondillo is Global Head of Fixed Income at Aberdeen. He is	2026
Global Head of Fixed Income	responsible for overseeing all public and private markets fixed income
	teams globally, which include DM Credit, EMD, Liquidity & Rates, and
	Private Credit. He is further responsible for five municipal bond and
	infrastructure debt funds that invest in both investment grade and high
	yield credits. Jonathan joined the firm in 2018 from Alpine Woods
	Capital Investors, LLC, when two mutual funds he managed were
	contracted with Aberdeen in connection with a transaction between
	Alpine and Aberdeen. Prior to that, Jonathan worked for Fidelity Capital
	Markets. Jonathan graduated with a B.S. in Finance from Bentley
	University.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to- day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of April 30, 2026.

				Number of
				Accounts
				Managed for
				Which	Total Assets for
				Advisory	Which
				Fee is Based	Advisory Fee is
Name of		Other Accounts		on	Based on
Portfolio Manager	Type of Accounts	Managed	Total Assets ($M)	Performance	Performance ($M)
Bill Bellizoni1	Registered Investment	0	$0.00
	Companies			0	$0

	Pooled Investment Vehicles	1	$69.00	0	$0
	Other Accounts	4	$1,196.88	0	$0

William Hines1	Registered Investment	0	$0.00
	Companies			0	$0

	Pooled Investment Vehicles	1	$69.00	0	$0
	Other Accounts	4	$1,196.88	0	$0

Anthony Merola2	Registered Investment	3	$1,117.68
	Companies			0	$0

	Pooled Investment Vehicles	12	$4,029.23	0	$0
	Other Accounts	10	$8,952.49	0	$0

Jonathan	Registered Investment	5	$1,457.67
Mondillo3	Companies			0	$0
	Pooled Investment Vehicles	3	$101.93	0	$0
	Other Accounts	4	$1,196.88	0	$0

1Includes accounts managed by the US Investment Grade Fixed Income Team, of which the portfolio manager is a member.

2Includes accounts managed by the US Investment Grade Fixed Income, European High Yield and Global Leverage Loans, Global High Yield and Global Private Credit Teams, of which the portfolio manager is a member.

3Includes accounts managed by the US Municipals Team and US Investment Grade Fixed Income Team, of which the portfolio manager is a member.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “Aberdeen”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with Aberdeen’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because Aberdeen does not have discretion over trading and there may be client specific restrictions for SMA accounts.

Aberdeen may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed Aberdeen’s recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. Aberdeen has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award. Deferred awards are by default Aberdeen Group plc shares, with an option to put up to 50% of the deferred award into funds managed by Aberdeen. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds managed by Aberdeen, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of Aberdeen Group plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to Aberdeen clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)
Dollar Range of Equity Securities in the
Registrant Beneficially Owned by the Portfolio
Manager as of July 2, 2026	None
Bill Bellinzoni
William Hines	None
Anthony Merola	None
Jonathan Mondillo	None
(b) Not applicable.

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Government Markets Income Trust

			(c) Total	(d) Maximum
			Number of	Number (or
	(a) Total number	(b)	Shares	Approximate
Period	of Shares	Average	Purchased as	Dollar Value) of
	Purchased	Price	Part of Publicly	Shares that May
		Paid per	Announced	Yet Be Purchased
		Share	Plans or	under the Plans
			Programs	or Programs

12/01/25-12/31/25	0	N/A	0	3,259,019
01/01/26-01/31/26	0	N/A	0	3,259,019
02/01/26-02/28/26	0	N/A	0	3,259,019
03/01/26-03/31/26	0	N/A	0	3,259,019
04/01/26-04/30/26	0	N/A	0	3,259,019
05/01/26-05/31/26	0	N/A	0	3,259,019
Total	0	N/A	0

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2025, plan year is 3,259,019.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the Registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for semi-annual reports.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable.

(2)A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)Change in the registrant’s independent public accountant. Not applicable.

(b)If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

(c)Registrant’s Rule 30e-3 Notice pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3Notice.

(d)Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto as Ex-99.19a-1.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS GOVERNMENT MARKETS INCOME TRUST

By (Signature and Title)*

/S/ ALAN GOODSON

Alan Goodson, Principal Executive Officer

Date: July 16, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*

/S/ ALAN GOODSON

Alan Goodson, Principal Executive Officer

Date: July 16, 2026

By (Signature and Title)*

/S/ SHARON FERRARI

Sharon Ferrari, Principal Financial Officer Date: July 16, 2026

* Print name and title of each signing officer under his or her signature.